UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2020
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 25th Street, 11th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (866) 679-9129
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.
Peloton Interactive, Inc. (the “Company”) announced that, on September 16, 2020, John Foley, Chief Executive Officer, Co-Founder and Chairman of the Board of Directors, entered into pre-arranged stock trading plan to sell a limited amount of the Company’s shares for personal financial management purposes, both designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policies regarding stock transactions (the “10b5-1 Plan”).
The 10b5-1 Plan entered into by Mr. Foley allows for the sale of up to 2,400,000 shares of the Company’s Class A common stock, $0.000025 par value per share (the “Plan Shares”). Sales pursuant to the 10b5-1 Plan are expected to begin as early as November 9, 2020 and will terminate no later than October 31, 2022, unless terminated sooner in accordance with the 10b5-1 Plan’s terms. Based on Mr. Foley’s beneficial ownership as of August 31, 2020, the Plan Shares expected to be sold through October 31, 2022 would have represented the disposition by Mr. Foley of approximately 6.6% of his aggregate holdings per year.
Transactions made under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 Plans or the plan of any other individual.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: September 22, 2020	By:	/s/ Hisao Kushi
Hisao Kushi
Chief Legal Officer